Basis of Presentation (Policies)	12 Months Ended
Jan. 03, 2021
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Discontinued operations	Discontinued Operations. On July 1, 2021, the Company entered into a stock purchase agreement for the sale of Taco Cabana. The Company has classified the revenues, costs and expenses and income taxes attributable to the Taco Cabana business segment within loss from discontinued operations, net of tax, on the consolidated statements of operations for all periods presented.
Basis of Consolidation	Basis of Consolidation. The consolidated financial statements presented herein reflect the consolidated financial position, results of operations and cash flows of Fiesta and its wholly-owned subsidiaries. All intercompany transactions have been eliminated in consolidation.
Fiscal Year	Fiscal Year. The Company uses a 52–53 week fiscal year ending on the Sunday closest to December 31. The fiscal years ended December 29, 2019 and December 30, 2018, each contained 52 weeks. The fiscal year ended January 3, 2021 contained 53 weeks.
Use of Estimates	Use of Estimates. The preparation of the consolidated financial statements in conformity with U.S. Generally Accepted Accounting Principles ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the dates of the financial statements. Estimates also affect the reported amounts of expenses during the reporting periods. Significant items subject to such estimates and assumptions include: insurance liabilities, evaluation for impairment of goodwill and long-lived assets, lease accounting matters, and deferred income tax assets. Actual results could differ from those estimates. Due to the uncertainty associated with the unprecedented nature of the COVID-19 pandemic and the impact it will have on the Company's operations and future cash flows, it is reasonably possible that the estimates of future cash flows used in impairment assessments will change in the near term and the effect of the change could be material. The Company's current estimates assume that operating restrictions, regulations and directives for restaurants and other changes related to COVID-19 will continue to have a significant impact through at least the first half of 2021 with the greatest impact in the near term.
Concentrations of Risk	Concentrations of Risk. Food and supplies are ordered from approved suppliers and are shipped to the restaurants via distributors. Performance Food Group, Inc. is the primary distributor of food and beverage products and supplies for Pollo Tropical. In the twelve months ended January 3, 2021, and December 29, 2019, Performance Food Group, Inc. accounted for approximately 98% and 73%, respectively, of the food and supplies delivered to restaurants. The Company's limited distributor relationships could have an adverse effect on the Company's operations.
Cash and Cash Equivalents	Cash and Cash Equivalents. The Company considers all highly liquid investments with an original maturity of three months or less when purchased to be cash equivalents.
Restricted Cash	Restricted Cash. The Company's restricted cash is comprised of certain cash balances that are reserved as cash collateral for the Company's existing letters of credit.
Inventories	Inventories. Inventories, primarily consisting of food and paper, are stated at the lower of cost (first-in, first-out) or market.
Property and Equipment	Property and Equipment. The Company capitalizes all direct costs incurred to construct and substantially improve its restaurants. These costs are depreciated and charged to expense based upon their property classification when placed in service. Property and equipment is recorded at cost. Application development stage costs for significant internally developed software projects are capitalized and amortized. Repairs and maintenance activities are expensed as incurred. Depreciation and amortization is provided using the straight-line method over the following estimated useful lives:

Buildings and improvements	5	to	30 years
Equipment	3	to	7 years
Computer hardware and software	3	to	7 years
Assets subject to finance lease	Shorter of useful life or lease term
Leasehold improvements, including new buildings constructed on leased land, are depreciated over the shorter of their estimated useful lives or the underlying lease term. In circumstances where an economic penalty would be presumed by the non-exercise of one or more renewal options under the lease, the Company includes those renewal option periods when determining the lease term for depreciation purposes. For significant leasehold improvements made during the latter part of the lease term, the Company amortizes those improvements over the shorter of their useful life or an extended lease term. The extended lease term would consider the exercise of renewal options if the value of the improvements would imply that an economic penalty would be incurred without the renewal of the option. For significant leasehold improvements made during the latter part of the lease term prior to the adoption of Accounting Standards Update ("ASU") No. 2016-02, Leases (Topic 842) ("ASC 842"), this extended term may differ from the lease term used to determine lease assets and liabilities. Building costs incurred for new restaurants on leased land are depreciated over the lease term, which is generally a 20-year period.
Cloud-Based Computing Arrangements	Cloud-Based Computing Arrangements. The Company defers and amortizes application development stage costs for cloud-based computing arrangements over the life of the related service (subscription) agreement.
Goodwill	Goodwill. Goodwill represents the excess purchase price and related costs over the value assigned to the net tangible and identifiable intangible assets acquired by Carrols Restaurant Group, Inc. ("Carrols"), Fiesta's former parent company, from the acquisition of Pollo Tropical in 1998. Goodwill is not amortized but is assessed for impairment at least annually as of the last day of the fiscal year or more frequently if impairment indicators exist.
Long-Lived Assets	Long-Lived Assets. The Company assesses the recoverability of property and equipment and definite-lived intangible assets, including right-of-use ("ROU") lease assets, by determining whether the carrying value of these assets can be recovered over their respective remaining lives through undiscounted future operating cash flows. Impairment is reviewed whenever events or changes in circumstances indicate that the carrying amounts of these assets may not be fully recoverable.
Deferred Financing Costs	Deferred Financing Costs. Financing costs incurred and the original issue discount recognized in obtaining revolving credit facilities are capitalized and included within other assets on the consolidated balance sheets and are amortized over the life of the related credit facility as interest expense on a straight-line basis. Financing costs incurred and original issue discount recognized in obtaining long-term debt are capitalized and amortized over the term of the associated debt agreement as interest expense using the effective interest method. These financing costs and the original issue discount are presented as a reduction from the carrying amount of the related long-term debt balance on the consolidated balance sheets.
Leases
Leases. The Company assesses whether an agreement contains a lease at inception. Subsequent to the adoption of ASC 842, all leases are reviewed for finance or operating classification once control is obtained. The majority of the Company's leases are operating leases. Operating leases are included within operating lease ROU assets, other current liabilities, and operating lease liabilities on the consolidated balance sheets. Finance leases are included within property and equipment, net, current portion of long-term debt, and long-term debt, net of current portion on the consolidated balance sheets.
ROU assets represent the Company's right to use an underlying asset for the lease term and lease liabilities represent the obligation to make lease payments arising from the lease. Operating lease ROU assets and liabilities are recognized at commencement date based on the present value of lease payments over the lease term. The operating lease ROU asset also includes any lease payments made in advance and is reduced by lease incentives received. As most leases do not provide an implicit rate, the Company uses its incremental borrowing rate at commencement date in determining the present value of lease payments. Lease terms include options to extend the lease when it is reasonably certain that the Company will exercise that option. The Company assumes options are reasonably certain to be exercised when such options are required to achieve a minimum 20-year lease term for new restaurant properties, and subsequent to the adoption of ASC 842, when it incurs significant leasehold improvement costs near the end of a lease term. The Company uses judgment and available data to allocate consideration in a contract when it leases land and a building. The Company also uses judgment in determining its incremental borrowing rate, which includes selecting a yield curve based on a synthetic credit rating determined using a valuation model. Lease expense for lease payments is recognized on a straight-line basis over the lease term unless the related ROU asset has been adjusted for an impairment charge. The Company has real estate lease agreements with lease and non-lease components, which are accounted for as a single lease component.
Income Taxes	Income Taxes. Deferred income tax assets and liabilities are based on the difference between the financial statement and tax bases of assets and liabilities as measured by the tax rates that are anticipated to be in effect when those differences reverse. The deferred tax provision generally represents the net change in deferred tax assets and liabilities during the period. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the results of operations in the period that includes the enactment date. A valuation allowance is established when it is necessary to reduce deferred tax assets to amounts for which realization is more likely than not. The Company recognizes the tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position.
Advertising Costs	Advertising Costs. All advertising costs are expensed as incurred.
Cost of Sales	Cost of Sales. The Company includes the cost of food, beverage and paper, net of any discounts, in cost of sales. Cost of sales excludes depreciation and amortization expense, which are presented separately on the consolidated statement of operations.
Pre-opening Costs	Pre-opening Costs. The Company's pre-opening costs are generally incurred beginning four to six months prior to a restaurant opening and generally include restaurant employee wages and related expenses, travel expenditures, recruiting, training, promotional costs associated with the restaurant opening and rent, including any non-cash rent expense recognized during the construction period.
Insurance	Insurance. The Company is insured for workers' compensation, general liability and medical insurance claims under policies where it pays all claims, subject to stop-loss limitations both for individual claims and for general liability, medical insurance and certain workers' compensation claims in the aggregate. Losses are accrued based upon estimates of the aggregate liability for claims based on the Company's experience and certain actuarial methods used to measure such estimates. The Company does not discount any of its self-insurance obligations.
Fair Value of Financial Instruments	Fair Value of Financial Instruments. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date under current market conditions. In determining fair value, the accounting standards establish a three-level hierarchy for inputs used in measuring fair value as follows: Level 1 inputs are quoted prices in active markets for identical assets or liabilities; Level 2 inputs are observable for the asset or liability, either directly or indirectly, including quoted prices in active markets for similar assets or liabilities; and Level 3 inputs are unobservable and reflect management's own assumptions. The following methods were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate the fair value:
•Current Assets and Liabilities. The carrying values reported on the consolidated balance sheets of cash and restricted cash, accounts receivable and accounts payable approximate fair value because of the short maturity of those financial instruments.
•Revolving Credit Borrowings. The fair value of outstanding revolving credit borrowings under the Company's former senior credit facility, which was considered Level 2, was based on current LIBOR rates. The fair value of the Company's former senior credit facility was approximately $75.0 million at December 29, 2019. The carrying value of the Company's former senior credit facility was $75.0 million at December 29, 2019.
•Term Loan Borrowings. The fair value of outstanding term loan borrowings under the Company's new senior credit facility, which is considered Level 2, is based on current LIBOR rates. The fair value of the Company's senior credit facility was approximately $74.4 million at January 3, 2021. The carrying value of Company's new senior credit facility was $71.5 million at January 3, 2021.

Revenue Recognition	Revenue Recognition. Revenue is recognized upon transfer of promised products or services to customers in an amount that reflects the consideration the Company received in exchange for those products or services. Revenues from the Company's owned and operated restaurants are recognized when payment is tendered at the time of sale. Franchise royalty revenues are based on a percent of gross sales and are recorded as income when earned. Initial franchise fees and area development fees associated with new franchise agreements are not distinct from the continuing rights and services offered by the Company during the term of the related franchise agreements and are recognized as income over the term of the related franchise agreements. A portion of the initial franchise fee is allocated to training services and is recognized as revenue when the Company completes the training services.
Gift Cards. The Company sells gift cards to its customers in its restaurants and through select third parties. The Company recognizes revenue from gift cards upon redemption by the customer. For unredeemed gift cards that the Company expects to be entitled to breakage, the Company recognizes expected breakage as revenue in proportion to the pattern of redemption by the customers. The gift cards have no stated expiration dates. Revenues from unredeemed gift cards and gift card liabilities, which are recorded in other current liabilities, are not material to the Company's financial statements.
Loyalty Programs. The Company's loyalty program for Pollo Tropical (My Pollo™) allows eligible customers who enroll in the program to earn points for every dollar spent. After accumulating a certain number of points, the customer earns a reward that can be used for future purchases at the Company's respective restaurants. Earned rewards expire 90 days after they are issued. Earned points that have not been converted to rewards do not currently expire.
The Company defers revenue associated with the estimated standalone selling price of points earned by customers as each point is earned, net of points the Company does not expect to be redeemed. The estimated standalone selling price of each point earned is based on the estimated value of the reward which is expected to be redeemed.
Loyalty revenue is recognized when a customer redeems an earned reward. For unredeemed rewards that the Company expects to be entitled to breakage, the Company recognizes expected breakage as revenue in proportion to the pattern of redemption of the rewards by the customers. The costs associated with rewards are recorded when they are redeemed and are included within cost of sales on the consolidated statements of operations. Deferred revenue associated with the rewards is included within other current liabilities on the consolidated balance sheets.

Guidance Adopted in 2020 and Recent Accounting Pronouncements	Guidance Adopted in 2020. In August 2018, the Financial Accounting Standards Board ("FASB") issued ASU No. 2018-15, Customer's Accounting for Implementation Costs Incurred in a Cloud Computing Arrangement That is a Service Contract, which aligns the requirements for capitalizing implementation costs incurred in a hosting arrangement that is a service contract with the requirements for capitalizing implementation costs incurred to develop or obtain internal-use software (and hosting arrangements that include an internal-use software license). The Company adopted this new accounting standard as of December 30, 2019 and applied it prospectively to all implementation costs incurred after the date of adoption. The standard did not have a material effect on the Company's financial statements. The Company deferred and amortized application development stage costs for cloud-based computing arrangements over the life of the related service (subscription) agreement in the same line item that the fees associated with the subscription arrangement were presented prior to adoption of the new standard.
Recent Accounting Pronouncements. In December 2019, the FASB issued ASU No. 2019-12, Income Taxes (Topic 740) ("ASU No. 2019-12"), which is a part of the Simplification Initiative being undertaken by the FASB to reduce complexity of accounting standards. The amendments in this update simplify the accounting for income taxes by removing certain exceptions, the most notable for the Company being the exception to the general methodology for calculating income taxes in an interim period when the year-to-date loss exceeds the anticipated loss for the full year. The guidance will be effective for interim and annual periods beginning after December 15, 2020. Early adoption is permitted and any adjustments should be reflected as of the beginning of the annual period of adoption. Amendments relevant to the Company should be applied on a prospective basis. The impact of the standard is largely dependent on interim and anticipated profit or loss in a given period, however the Company does not expect ASU No. 2019-12 to have a significant impact on its financial statements.
In March 2020, the FASB issued ASU No. 2020-04, Reference Rate Reform (Topic 848) ("ASU No. 2020-04"), which provides optional expedients and exceptions for applying GAAP to contracts, hedging relationships, and other transactions affected by reference rate reform if certain criteria are met. The amendments in this update are effective as of March 12, 2020, through December 31, 2022. As of January 3, 2021, the Company's only exposure to LIBOR rates was its new senior credit facility. Upon cessation of the LIBOR, the new senior credit facility will use a benchmark replacement rate. According to ASU No. 2020-04, modifications of contracts within the scope of Topic 470 Debt should be accounted for by prospectively adjusting the effective interest rate. The Company does not expect ASU No. 2020-04 to have a significant impact on its financial statements.

Impairment of Long-Lived Assets	The Company reviews its long-lived assets, principally property and equipment and lease ROU assets, for impairment at the restaurant level. The Company has elected to exclude operating lease payments and liabilities from future cash flows and carrying values, respectively, in its impairment review. In addition to considering management's plans, known regulatory or governmental actions and damage due to acts of God (hurricanes, tornadoes, etc.), the Company considers a triggering event to have occurred related to a specific restaurant if the restaurant's cash flows, exclusive of operating lease payments, for the last twelve months are less than a minimum threshold or if consistent levels of cash flows for the remaining lease period are less than the carrying value of the restaurant's assets. If an indicator of impairment exists for any of its assets, an estimate of undiscounted future cash flows, exclusive of operating lease payments, over the life of the primary asset for each restaurant is compared to that long-lived asset group's carrying value, excluding operating lease liabilities. If the carrying value is greater than the undiscounted cash flow, the Company then determines the fair value of the asset and if an asset is determined to be impaired, the loss is measured by the excess of the carrying amount of the asset over its fair value. There is uncertainty in the projected undiscounted future cash flows used in the Company's impairment review analysis. If actual performance does not achieve the projections, the Company may recognize impairment charges in future periods, and such charges could be material. Prior to the adoption of ASC 842 on December 31, 2018, for closed restaurant locations, the Company reviewed the future minimum lease payments and related ancillary costs from the date of the restaurant closure to the end of the remaining lease term and recorded a lease charge for the lease liabilities to be incurred, net of any estimated sublease recoveries.
Purchase of Treasury Stock
Purchase of Treasury Stock
In 2018, the Company's board of directors approved a share repurchase program for up to 1,500,000 shares of the Company's common stock. In 2019, the Company's board of directors approved increases to the share repurchase program of an additional 1,500,000 shares of the Company's common stock for an aggregate approval of 3,000,000 shares of the Company's common stock. Under the share repurchase program, shares may be repurchased from time to time in open market transactions at prevailing market prices, in privately negotiated transactions or by other means in accordance with federal securities laws, including Rule 10b-18 under the Securities Exchange Act of 1934, as amended. The share repurchase program has no time limit and may be modified, suspended, superseded or terminated at any time by the Company's board of directors. The Company repurchased 500,000 shares of common stock valued at approximately $3.7 million and 1,381,137 shares of common stock valued at approximately $14.3 million during the twelve months ended January 3, 2021, and December 29, 2019, respectively. The shares repurchased in 2020 were purchased on or before March 12, 2020. The repurchased shares are held as treasury stock at cost. The Company's new senior credit facility prohibits share repurchases, and the Company currently does not intend to repurchase additional shares of its common stock for the foreseeable future.

Segment Reporting	Each segment's accounting policies are the same as those described in the summary of significant accounting policies in Note 1. The primary measure of segment profit or loss used by the chief operating decision maker to assess performance and allocate resources is Adjusted EBITDA, which is defined as earnings attributable to the applicable operating segments before interest expense, income taxes, depreciation and amortization, impairment and other lease charges, goodwill impairment, closed restaurant rent expense, net of sublease income, stock-based compensation expense, other expense (income), net, and certain significant items for each segment that management believes are related to strategic changes and/or are not related to the ongoing operation of the Company's restaurants
Earnings per Share
Basic earnings (loss) per share ("EPS") is computed by dividing net income (loss) applicable to common shares by the weighted average number of common shares outstanding during each period. Non-vested restricted shares contain a non-forfeitable right to receive dividends on a one-to-one per share ratio to common shares and are thus considered participating securities. The impact of the participating securities is included in the computation of basic EPS pursuant to the two-class method. The two-class method of computing EPS is an earnings allocation formula that determines earnings attributable to common shares and participating securities according to dividends declared (whether paid or unpaid) and participation rights in undistributed earnings. EPS is computed by dividing undistributed earnings allocated to common stockholders by the weighted average number of common shares outstanding for the period. In applying the two-class method, undistributed earnings are allocated to both common shares and non-vested restricted shares based on the weighted average shares outstanding during the period.
Diluted EPS reflects the potential dilution that could occur if the restricted stock units were to be converted into common shares. Restricted stock units with performance conditions are only included in the diluted EPS calculation to the extent that performance conditions have been met at the measurement date. Diluted EPS is computed by adjusting the basic weighted average number of common shares by the dilutive effect of the restricted stock units, determined using the treasury stock method.